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                                                                  EXHIBIT 23.02

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-46609) and related Prospectus of ATMI, Inc. for the registration of 4,600,000 shares of its common stock.

                                             /s/ Ernst & Young LLP
Stamford, Connecticut

March 2, 1998